SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2004

Commission file number 0-19292

BLUEGREEN CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	03-0300793 (I.R.S. Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Item 7.01 Regulation FD Disclosure

              We are furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. We prepared the presentation materials to be included in presentations by our management during the third quarter of 2004. We are not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Exhibit Index

99.1	Presentation Materials dated August 26, 2004

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004	By: /S/ JOHN F. CHISTE ————————————————— John F. Chiste Senior Vice President, Treasurer and Chief Financial Officer